UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2017

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On October 25, 2017, Unifi, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all nine of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2017; (iii) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year; and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2018. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 12, 2017.

Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Bishop	14,716,400	58,660	38,078	2,146,239
Thomas H. Caudle, Jr.	14,474,667	298,598	39,873	2,146,239
Paul R. Charron	14,667,676	106,143	39,319	2,146,239
Archibald Cox, Jr.	14,608,269	166,872	37,997	2,146,239
Kevin D. Hall	14,706,605	68,205	38,328	2,146,239
James M. Kilts	14,575,596	199,024	38,518	2,146,239
Kenneth G. Langone	14,551,519	223,647	37,972	2,146,239
James D. Mead	14,695,948	79,028	38,162	2,146,239
Suzanne M. Present	14,707,672	67,544	37,922	2,146,239

2.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,001,457	611,285	200,396	2,146,239

3.Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
11,181,797	21,396	3,418,155	191,790	2,146,239

4.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,722,053	20,456	216,868	0

(d)In accordance with the recommendation of the Board of Directors (the “Board”), the Company’s shareholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Based on the voting results, the Company will include an advisory shareholder vote to approve the Company’s named executive officer compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of shareholders in 2023.

Item 8.01.Other Events.

On October 25, 2017, the Board, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, adopted an amended and restated Director Compensation Policy, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1*	Unifi, Inc. Director Compensation Policy.

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: October 30, 2017	By:	/s/ KEVIN D. HALL
Kevin D. Hall
Chairman of the Board and Chief Executive Officer